Supplement to the
Spartan® California Municipal Income Fund
April 29, 2005
Prospectus

Effective August 15, 2005, Spartan California Municipal Income Fund will be renamed Fidelity California Municipal Income Fund. All references to Spartan California Municipal Income Fund throughout this prospectus should be replaced with Fidelity California Municipal Income Fund.

CFL-05-01 August 15, 2005
1.790714.104

SUPPLEMENT TO THE

SPARTAN® CALIFORNIA MUNICIPAL INCOME FUND

A Fund of Fidelity California Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2005

Effective August 15, 2005, Spartan California Municipal Income Fund will be renamed Fidelity California Municipal Income Fund. All references to Spartan California Municipal Income Fund throughout this SAI should be replaced with Fidelity California Municipal Income Fund.

The following information supplements similar information found in the "Investment Policies and Limitations" section on page 2.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of the fund's diversification limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

The following information has been removed from the "Investment Policies and Limitations" section found on page 3.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

CFLB-05-03 August 15, 2005
1.791663.104

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.